UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-03386)

Exact name of registrant as specified in charter:	Putnam Global Health Care Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: August 31, 2009

Date of reporting period: September 1, 2008 — February 28, 2009

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

**PHSTX**

# Putnam Global Health Care Fund*

## Semiannual Report
## 2 | 28 | 09

A world of investing.™

Putnam INVESTMENTS

This GLOBAL SECTOR FUND invests in stocks of health-care companies worldwide.

Since 1937, when George Putnam created a prudent mix of stocks and bonds in a single, professionally managed portfolio, we have championed the wisdom of the balanced approach. Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute return portfolios so investors can pursue a range of financial goals. Our seasoned portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in service excellence, in the value of experienced financial advice, and in putting clients first in everything we do.

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

Putnam
Global Health Care
Fund

2|28 |09
Semiannual Report

Message from the Trustees	2
About the fund	4
Performance snapshot	6
Interview with your fund’s Portfolio Managers	7
Performance in depth.	11
Expenses	13
Portfolio turnover	15
Your fund’s management.	16
Terms and definitions	17
Trustee approval of management contract	18
Other information for shareholders.	23
Financial statements	24

Message from the Trustees

Dear Fellow Shareholder:

Financial markets have experienced significant upheaval for well over a year. Responses by governmental and financial authorities, including passage of a nearly $800 billion economic stimulus plan by Congress, have been rapid and often unprecedented in scale.

While it is difficult to predict how markets will perform in the near term, history shows that they have always recovered, with bull markets consistently outlasting bear markets over the long term. Under President and Chief Executive Officer Robert L. Reynolds, Putnam Investments has instituted several changes to prepare Putnam for the eventual recovery. In recent months, Putnam has hired top money management talent, added several seasoned equity analysts, and clarified how investment decisions are made.

The portfolio managers of Putnam Global Health Care Fund are Kelsey Chen, who joined the company in 2000 and has 10 years of investment industry experience, and Christopher Stevo, who joined the company in 1999 and has 10 years of industry experience.

We also are pleased to announce that Ravi Akhoury has been elected to the Board of Trustees of the Putnam Funds. Mr. Akhoury brings a wealth of experience and knowledge to the oversight of the Funds that will be of great benefit to Putnam shareholders. From 1992 to 2007, Mr. Akhoury was Chairman and CEO of MacKay Shields, a

multi-product investment management firm with over $40 billion in assets under management. He serves as advisor to New York Life Insurance Company, and previously was a member of its Executive Management Committee.

We would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

Respectfully yours,

About the fund
Investing in the health-care sector for more than 25 years

In 1982, the year Putnam Global Health Care Fund was introduced as Putnam Health Sciences Trust, the world’s first “test-tube” baby reached her fourth birthday and Barney Clark became the first person to receive a permanent artificial heart. Americans also witnessed the Tylenol scare, and a relatively new, rapidly spreading disease became known as AIDS.

In addition to generating a considerable amount of news, the health-care sector offers many investment opportunities. For more than 25 years, Putnam Global Health Care Fund has sought to capitalize on the growth potential of stocks in this sector. The fund invests across a range of health-care industries, including manufacturers of medical devices, pharmaceutical firms that are developing innovative drugs and treatments, and health-care providers that can deliver high-quality care at a reasonable cost. Since many medical innovations happen overseas, the fund can invest in international as well as U.S. companies.

In addition to its wide range of opportunities, the health-care sector offers another advantage for investors: its products and services tend to stay in demand regardless of economic conditions. The fund invests in businesses at different stages of growth, from small, rapidly growing companies to large, established global corporations. Of course, the fund’s focus on both fewer issuers and a single sector means it involves more risk than a fund that invests more broadly. Therefore, the fund should be considered as just one component of a diversified investment portfolio.

Today, as Americans consider news of cloning, stem-cell research, and the continuing fight against AIDS, Putnam Global Health Care Fund remains focused on targeting growth opportunities for investors.

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. The fund invests in fewer issuers or concentrates its investments by region or sector, and involves more risk than a fund that invests more broadly. Stocks with above-average earnings may be more volatile, especially if earnings do not continue to grow.

Putnam Global Sector Funds

Dramatic changes, such as the growth of wireless communications and innovations in solar energy and software, can propel stocks in different industries to market-leading performance. Putnam Global Sector Funds help investors gain exposure to a number of dynamic industries.

Investing with flexibility and precision, the funds’ portfolio managers use rigorous fundamental research and a proprietary stock-ranking process. They work with teams of analysts to determine where each sector is headed and to pinpoint opportunities. Backed by Putnam’s nearly 30 years of sector investing experience, the nine funds invest in distinct sectors in markets around the world.

Global Consumer Fund

Retail, hotels, restaurants, media, food and beverages

Global Energy Fund

Oil and gas, energy equipment and services

Global Financials Fund

Commercial banks, insurance, diversified financial services, mortgage finance

Global Health Care Fund

Pharmaceuticals, biotechnology, health-care services

Global Industrials Fund

Airlines, railroads, trucking, aerospace and defense, construction, commercial services

Global Natural Resources Fund

Metals, chemicals, oil and gas, forest products

Global Technology Fund

Software, computers, Internet services

Global Telecommunications Fund

Diversified and wireless telecommunications services

Global Utilities Fund

Electric and gas utilities, telephone companies, water utilities

Developments and events that have affected the health-care sector

4	5

Performance snapshot

Average annual total return (%) comparison as of 2/28/09

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 7 and 11–13 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit putnam.com.

Putnam Management has recently undertaken a review of the fund’s benchmark. The MSCI World Health Care Index replaces the S&P 500 Index as the primary benchmark for this fund because, in Putnam Management’s opinion, the securities tracked by this index more accurately reflect the types of securities that generally will be held by the fund.

* Returns for the six-month period are not annualized, but cumulative.

† The MSCI World Health Care Index began operations on 1/1/01.

Interview with your
fund’s Portfolio Managers

Kelsey Chen
Christopher Stevo

Kelsey and Chris, thanks for spending time with us today. Kelsey, can you start by telling us how the fund performed for the six months ended February 28, 2009?

While it is always disappointing to report sharp declines in absolute performance, the fund did perform better than its benchmark, the MSCI World Health Care Index. During the period, the broad stock market continued to struggle with volatility and steep losses — the S&P 500 Index declined by more than 40% — but stocks in the health-care sector fared better overall. Health-care stocks are generally less vulnerable to the effects of a recession because their products and services tend to stay in demand regardless of the state of the economy. Within the health-care sector, the strongest-performing industries were biotechnology and pharmaceuticals. Of course, I’m referring to relative performance, as most stocks in these industries also declined. The worst-performing health-care segment for the period was managed care. In general, the managed-care industry was affected by higher-than-expected medical costs and rising unemployment, which has a negative impact on revenue for managed care companies.

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 2/28/09. See page 6 and pages 11–13 for additional fund performance information. Index descriptions can be found on page 17.

Can you talk about some stocks that contributed positively to performance?

The stock of Genentech, a biotechnology company, performed relatively well, largely due to the announcement that Roche Holding, a Swiss pharmaceutical company that already owned about 55% of Genentech, would acquire the remainder of the company. This event was the major driver of Genentech stock’s outperformance for the period. Merger and acquisition activity also helped the stock of pharmaceutical company Wyeth, another significant fund holding and a top contributor to performance. Wyeth stock rose with the announcement in January 2009 of its merger agreement with rival Pfizer.

Another highlight for the period was Mylan, a global pharmaceutical company. The performance of this stock was driven by strong business fundamentals. Mylan’s management team has effectively executed its business strategy, and the company has delivered solid financial results that were better than analyst estimates. Also benefiting the company was its generic product line, as sales of generic drugs tend to hold up well in times of economic uncertainty. As consumers and governments look to reduce health-care expenses, the demand for generic products should increase.

Chris, can you discuss some of the stocks that detracted from fund performance?

The stock of Medtronic, a medical technology company, was a disappointment during the six-month period. One issue was the stronger dollar, which created uncertainty about sales and

Top 10 holdings

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 2/28/09. Holdings will vary over time.

HOLDING (percentage of fund’s net assets)	COUNTRY	INDUSTRY

Genentech, Inc. (7.8%)	United States	Biotechnology
Amgen, Inc. (6.7%)	United States	Biotechnology
Medtronic, Inc. (4.8%)	United States	Medical technology
Pfizer, Inc. (4.5%)	United States	Pharmaceuticals
Wyeth (4.2%)	United States	Pharmaceuticals
Roche Holding AG (4.2%)	Switzerland	Pharmaceuticals
Johnson & Johnson (4.0%)	United States	Pharmaceuticals
Abbott Laboratories (3.7%)	United States	Pharmaceuticals
Teva Pharmaceutical Industries, Ltd. (3.7%)	Israel	Pharmaceuticals
Genzyme Corp. (3.5%)	United States	Biotechnology

revenue growth for the company’s international operations. Investors were also concerned about new competition for one of Medtronic’s key products — the ICD, or implantable cardioverter-defibrillator — a device that helps maintain heart rhythm. It has been a major contributor to Medtronic’s success, but other device companies have launched their own ICD products and are gaining market share.

Hospira, a company that provides medications and other supplies to hospitals, was also a detractor from performance. The stock struggled as investors grew concerned about its dependence on spending by hospitals. As credit markets have tightened considerably, hospitals, like other businesses, may cut back on their capital spending, which could hurt suppliers like Hospira. We believe the stock still offers long-term growth potential and, like Medtronic, it remained in the portfolio at the close of the period. Interestingly, the stock of Roche Holding was a detractor as investors reacted negatively to its acquisition plans. As Kelsey mentioned, Roche recently announced its intention to acquire Genentech, and while Genentech stock rose on the news, Roche shares declined in the wake of the announcement. Investors responded with uncertainty and concern over the potential high cost of the acquisition for Roche.

Chris, can you comment on the fund’s recent name and benchmark change?

The new name and benchmark were chosen to better reflect the types of securities we hold in the fund. The fund has always invested globally, and the MSCI World Health Care Index is a global index

Comparison of top industry weightings

This chart shows how the fund’s top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

that is designed to measure the performance of health-care stocks in markets around the world. The ability to invest internationally as well as in domestic markets gives us greater opportunities to diversify the portfolio and to take advantage of opportunities in the health-care sector, regardless of where they originate.

Kelsey, what is your outlook for the fund as it moves into a new fiscal year?

As I mentioned, stocks in the health-care sector are relatively — although not completely — immune to difficult economic conditions. After several years of struggling, they have held up relatively well in the volatile market environment of the past 18 months. In terms of the fund, the declines in recent years enabled us to take advantage of low stock prices, and we continue to add what we believe are a number of fundamentally strong companies to the portfolio at attractive valuations.

Our goal, as always, is to keep the portfolio diversified, which is also helpful in challenging markets. We invest in companies around the world, across a wide range of health-care industries, including pharmaceuticals, health-care services, facilities, biotechnology, and medical technology. Despite the potential for continued stock market volatility and uncertainty around how Obama administration policies might affect issues such as drug price negotiations for Medicare, we believe the health-care sector continues to offer a number of attractive long-term investment opportunities.

Thanks for your time and insights, Kelsey and Chris.

I N  T H E  N E W S

The Federal Reserve (the Fed) opened a new front in its monetary policy offensive at its March 18, 2009 meeting. Since September 2007, the Fed has slashed its benchmark lending rate from 5.25% to near zero. Without the option of cutting rates further, the Fed moved to buy $300 billion in U.S. Treasury securities and increase the size of its lending programs. The Fed’s actions are designed to reduce mortgage rates, bolster the housing market, and bring an end to what some have described as the worst recession in 60 years. The Fed’s moves should also result in lower interest rates on a variety of consumer and business loans.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 28, 2009, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section of putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 2/28/09

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(5/28/82)		(3/1/93)		(7/26/99)		(7/3/95)		(1/21/03) (4/4/00)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	10.77%	10.52%	9.85%	9.85%	9.94%	9.94%	10.13%	9.99%	10.49%	10.86%

10 years	–1.08	–6.76	–8.25	–8.25	–8.11	–8.11	–5.86	–9.16	–3.50	1.18
Annual average	–0.11	–0.70	–0.86	–0.86	–0.84	–0.84	–0.60	–0.96	–0.36	0.12

5 years	–8.72	–13.96	–12.10	–13.12	–12.08	–12.08	–10.96	–14.07	–9.83	–7.55
Annual average	–1.81	–2.96	–2.55	–2.77	–2.54	–2.54	–2.29	–2.99	–2.05	–1.56

3 years	–24.02	–28.39	–25.72	–27.24	–25.71	–25.71	–25.13	–27.75	–24.59	–23.42
Annual average	–8.75	–10.53	–9.44	–10.06	–9.43	–9.43	–9.20	–10.27	–8.98	–8.51

1 year	–22.02	–26.51	–22.61	–25.92	–22.61	–23.28	–22.41	–25.13	–22.21	–21.82

6 months	–27.60	–31.76	–27.86	–30.95	–27.86	–28.48	–27.76	–30.28	–27.68	–27.50

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

Due to market volatility, current performance may be higher or lower than performance shown. A 1% short-term trading fee may be applied to shares exchanged or sold within 90 days of purchase.

Comparative index returns For periods ended 2/28/09

				Lipper Global
			S&P 500 Equal	Health/
	MSCI World		Weight Health	Biotechnology Funds
	Health Care Index	S&P 500 Index	Care Index	category average†

Annual average (life of fund)	—*	10.19%	—*	10.77%

10 years	—	–29.48	66.06%	28.53
Annual average	—	–3.43	5.20	2.34

5 years	–13.88%	–29.05	–2.32	–14.55
Annual average	–2.94	–6.63	–0.47	–3.30

3 years	–25.17	–38.82	–21.83	–28.23
Annual average	–9.21	–15.11	–7.88	–10.56

1 year	–29.14	–43.32	–30.07	–29.22

6 months	–29.97	–41.82	–32.19	–32.48

Index results should be compared to fund performance at net asset value.

Putnam Management has recently undertaken a review of the fund’s benchmark. The MSCI World Health Care Index replaces the S&P 500 Index and the S&P 500 Equal Weight Health Care Index as the primary benchmark for this fund because, in Putnam Management’s opinion, the securities tracked by this index more accurately reflect the types of securities generally held by the fund.

* The MSCI World Health Care Index began operations on 1/1/01. The S&P 500 Equal Weight Health Care Index began operations on 12/31/89.

† Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 2/28/09, there were 55, 51, 46, 44, 13, and 1 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 2/28/09

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	—		—	—	—		—	—

Capital gains — Long-term	$5.086		$5.086	$5.086	$5.086		$5.086	$5.086

Capital gains — Short-term	—		—	—	—		—	—

Total	$5.086		$5.086	$5.086	$5.086		$5.086	$5.086

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

8/31/08	$53.94	$57.23	$46.82	$50.24	$50.30	$52.12	$53.08	$54.93

2/28/09	34.17	36.25	28.90	31.37	31.46	32.60	33.51	34.94

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/09

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(5/28/82)		(3/1/93)		(7/26/99)		(7/3/95)		(1/21/03)	(4/4/00)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	10.99%	10.74%	10.07%	10.07%	10.16%	10.16%	10.35%	10.20%	10.71%	11.08%

10 years	6.69	0.56	–1.05	–1.05	–0.89	–0.89	1.51	–2.03	4.06	9.13
Annual average	0.65	0.06	–0.11	–0.11	–0.09	–0.09	0.15	–0.20	0.40	0.88

5 years	0.07	–5.67	–3.64	–4.77	–3.61	–3.61	–2.39	–5.81	–1.19	1.34
Annual average	0.01	–1.16	–0.74	–0.97	–0.73	–0.73	–0.48	–1.19	–0.24	0.27

3 years	–18.47	–23.15	–20.30	–21.93	–20.27	–20.27	–19.67	–22.47	–19.09	–17.84
Annual average	–6.58	–8.40	–7.28	–7.92	–7.27	–7.27	–7.04	–8.13	–6.82	–6.34

1 year	–14.38	–19.30	–15.05	–18.68	–15.02	–15.76	–14.81	–17.78	–14.61	–14.17

6 months	–18.21	–22.91	–18.52	–22.01	–18.50	–19.21	–18.40	–21.27	–18.32	–18.11

Fund’s annual operating expenses For the fiscal year ended 8/31/08

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual fund operating expenses	1.24%	1.99%	1.99%	1.74%	1.49%	0.99%

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The following table shows the expenses you would have paid on a $1,000 investment in Putnam Global Health Care Fund from September 1, 2008, to February 28, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$5.73	$8.92	$8.92	$7.86	$6.79	$4.66

Ending value (after expenses)	$724.00	$721.40	$721.40	$722.40	$723.20	$725.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/09. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended February 28, 2009, use the following calculation method. To find the value of your investment on September 1, 2008, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$6.71	$10.44	$10.44	$9.20	$7.95	$5.46

Ending value (after expenses)	$1,018.15	$1,014.43	$1,014.43	$1,015.67	$1,016.91	$1,019.39

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/09. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund’s annualized
expense ratio	1.34%	2.09%	2.09%	1.84%	1.59%	1.09%

Average annualized expense
ratio for Lipper peer group*	1.56%	2.31%	2.31%	2.06%	1.81%	1.31%

* Putnam keeps fund expenses below the Lipper peer group average expense ratio by limiting our fund expenses if they exceed the Lipper average. The Lipper average is a simple average of front-end load funds in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage/service arrangements that may reduce fund expenses. To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect 12b-1 fees. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times; the fund’s expense ratio shown here is annualized data for the most recent six-month period, while the quarterly updated Lipper average is based on the most recent fiscal year-end data available for the peer group funds as of 12/31/08.

Your fund’s portfolio turnover

Putnam funds are actively managed by experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s average portfolio value within a given period. Funds with high turnover may be more likely to generate capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

You can use the following table to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons Percentage of holdings that change every year

	2008	2007	2006	2005	2004

Putnam Global Health Care Fund	19%	12%	17%	31%	50%

Lipper Health/Biotechnology Funds	98%	105%	132%	154%	258%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on August 31.

Lipper data is based on the fund’s Lipper category prior to 2009.

Your fund’s management

Your fund’s Portfolio Managers are Kelsey Chen and Christopher Stevo.

Portfolio management fund ownership

The following table shows how much the fund’s current Portfolio Managers have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of February 28, 2009, and February 29, 2008.

N/A indicates the individual was not a Portfolio Manager as of 2/29/08.

Trustee and Putnam employee fund ownership

As of February 28, 2009, 13 of the 14 Trustees of the Putnam funds owned fund shares. The following table shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

	Assets in the fund	Total assets in all Putnam funds

Trustees	$399,000	$29,000,000

Putnam employees	$4,205,000	$311,000,000

Other Putnam funds managed by the Portfolio Managers

Kelsey Chen and Christopher Stevo do not manage any other Putnam mutual funds. They may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Morgan Stanley Capital International (MSCI) World Health Care Index is a free float-adjusted market-capitalization weighted index that is designed to measure the equity market performance of developed markets in the health-care sector.

S&P 500 Index is an unmanaged index of common stock performance.

S&P 500 Equal Weight Health Care Index comprises the same constituents as the S&P 500 Health Care Index, focusing on large-cap issues in the health-care industry, but is equal-weighted instead of market-capitalization weighted like the S&P 500 Index.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”). In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2008, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2008.

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers and other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and
categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees also noted that shareholders of your fund voted in 2007 to approve new management contracts containing an identical fee structure. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 8th percentile in management fees and in the 8th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2007 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations initially implemented in January 2004. The Trustees have received a commitment from Putnam Management and its parent company to continue this program through at least June 30, 2009. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2008, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2007. This additional expense limitation will not be applied to your fund because it had a below-average expense ratio relative to its custom peer group.

In addition, the Trustees devoted particular attention to analyzing the Putnam funds’ fees and expenses relative to those of competitors in fund complexes of comparable size and with a comparable mix of asset categories. The Trustees concluded that this analysis did not reveal any matters requiring further attention at the current time.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of the fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, if the fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale at current asset levels.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

While the Trustees noted the satisfactory investment performance of certain Putnam funds, they considered the disappointing investment performance of many funds in recent periods, particularly over periods in 2007 and 2008. They discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including recent efforts to further centralize Putnam Management’s equity research function. In this regard, the Trustees took into consideration efforts by Putnam Management to improve its ability to assess and mitigate investment risk in individual funds, across asset classes, and across the complex as a whole. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Health/ Biotechnology Funds) for the one-year, three-year and five-year periods ended December 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	92nd

Three-year period	86th

Five-year period	90th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report.) Over the one-year, three-year, and five-year periods ended December 31, 2007, there were 35, 33, and 27 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future returns.

The Trustees noted the disappointing performance for your fund for the one-year period and the five-year period ended February 28, 2009. In this regard, the Trustees considered Putnam Management’s belief that relative performance suffered in part because the fund was less concentrated than some competitors in particular industries and sectors with strong performance over recent periods. The Trustees further considered that in recent years Putnam Management had made enhancements to the fund’s portfolio construction process, which focuses on understanding the correlation among securities in the fund’s portfolio. The Trustees also considered Putnam Management’s belief that the Large Cap Equities team’s leadership changes and the research centralization efforts underway in the equity space at Putnam Management more generally will strengthen the fund’s investment process, which focuses on a blend of quantitative techniques and fundamental analysis, and enhance its performance potential.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations;
other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered changes made in 2008, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy, which expanded the permitted categories of brokerage and research services payable with soft dollars and increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Global Health/Biotechnology Funds category for the one-year, five-year, and ten-year periods ended December 31, 2008, were 8%, 23%, and 69%, respectively. Over the one-year, five-year, and ten-year periods ended December 31, 2008, your fund ranked 4th out of 51, 10th out of 44, and 11th out of 15 funds, respectively. Note that this more recent information was not available when theTrustees approved the continuance of your fund’s management contract.

indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract arrangements also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), each of which provides benefits to affiliates of Putnam Management. In the case of the investor servicing agreement, the Trustees considered that certain shareholder servicing functions were shifted to a third-party service provider by PFTC in 2007.

Comparison of retail and institutional
fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

Important notice regarding delivery
of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2008, are available in the Individual Investors section of putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings —from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

The fund’s portfolio 2/28/09 (Unaudited)

COMMON STOCKS (92.1%)*	Shares	Value

Biotechnology (20.2%)
Amgen, Inc. †	1,393,700	$68,193,741

Amylin Pharmaceuticals, Inc. †	272,300	2,486,099

Arqule, Inc. †	492,400	1,546,136

Basilea Pharmaceutical AG (Switzerland) †	9,000	422,883

Basilea Pharmaceutical AG 144A (Switzerland) †	45,000	2,114,414

Celgene Corp. †	73,545	3,289,668

Genentech, Inc. †	924,200	79,065,310

Genzyme Corp. †	584,500	35,613,585

Idenix Pharmaceuticals, Inc. †	611,035	2,254,719

Life Technologies Corp. †	362,600	10,569,790

		205,556,345
Health-care services (16.3%)
AMERIGROUP Corp. †	283,200	7,017,696

AmerisourceBergen Corp.	468,700	14,885,912

BioMarin Pharmaceuticals, Inc. †	318,000	3,816,000

Cardinal Health, Inc.	609,360	19,773,732

Centene Corp. †	362,751	6,159,512

CIGNA Corp.	694,000	10,937,440

Coventry Health Care, Inc. †	418,500	4,821,120

Henry Schein, Inc. †	195,900	7,185,612

LifePoint Hospitals, Inc. †	534,800	11,241,496

McKesson Corp.	476,400	19,541,928

Omnicare, Inc.	481,200	12,477,516

Quest Diagnostics, Inc.	383,000	17,552,890

Suzuken Co., Ltd. (Japan)	106,300	2,883,814

UnitedHealth Group, Inc.	264,800	5,203,320

Universal Health Services, Inc. Class B	147,500	5,432,425

WellPoint, Inc. †	515,200	17,475,584

		166,405,997
Medical technology (24.1%)
Baxter International, Inc.	583,200	29,690,712

Becton, Dickinson and Co.	422,000	26,117,580

Boston Scientific Corp. †	4,857,100	34,096,842

Covidien, Ltd. (Bermuda)	605,600	19,179,352

Edwards Lifesciences Corp. †	92,035	5,118,066

Hologic, Inc. †	596,600	6,753,512

Hospira, Inc. †	1,222,600	28,364,320

Medtronic, Inc.	1,666,500	49,311,735

Patterson Cos., Inc. †	404,000	7,300,280

Sirona Dental Systems, Inc. †	175,900	1,961,285

St. Jude Medical, Inc. †	671,600	22,270,256

Stryker Corp.	70,200	2,363,634

Synthes, Inc.	195	22,618

West Pharmaceutical Services, Inc.	189,600	5,820,720

Zimmer Holdings, Inc. †	220,500	7,721,910

		246,092,822

COMMON STOCKS (92.1%)* cont.	Shares	Value

Pharmaceuticals (30.4%)
Abbott Laboratories	792,100	$37,498,014

Astellas Pharma, Inc. (Japan)	152,500	5,050,102

Cephalon, Inc. †	230,700	15,131,613

Jazz Pharmaceuticals, Inc. †	326,700	241,758

Johnson & Johnson	806,400	40,320,000

Merck & Co., Inc.	173,400	4,196,280

Novartis AG (Switzerland)	877,502	31,982,036

Ono Pharmaceutical Co., Ltd. (Japan)	121,500	5,618,663

Pfizer, Inc.	3,736,200	45,992,622

Roche Holding AG (Switzerland)	378,567	42,992,716

Teva Pharmaceutical Industries, Ltd. ADR (Israel)	835,265	37,236,114

Wyeth	1,059,900	43,265,118

		309,525,036
Retail (1.1%)
CVS Caremark Corp.	438,100	11,276,694

		11,276,694
Total common stocks (cost $962,412,080)		$938,856,894

CONVERTIBLE PREFERRED STOCKS (3.0%)*	Shares	Value

Mylan, Inc. 6.50% cv. pfd.	37,729	$30,554,604

Total convertible preferred stocks (cost $22,228,419)		$30,554,604

SHORT-TERM INVESTMENTS (5.1%)*	Shares	Value

Federated Prime Obligations Fund	51,941,402	$51,941,402

Total short-term investments (cost $51,941,402)		$51,941,402

TOTAL INVESTMENTS

Total investments (cost $1,036,581,901)		$1,021,352,900

* Percentages indicated are based on net assets of $1,019,734,728.

† Non-income-producing security.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR after the name of a foreign holding stands for American Depository Receipts representing ownership of foreign securities on deposit with a custodian bank.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have a material effect on the fund’s net asset value, it does require additional disclosures about fair value measurements. The Standard establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of February 28, 2009:

Valuation inputs	Investments in securities	Other financial instruments

Level 1	$899,711,050	$—

Level 2	121,641,850	—

Level 3	—	—

Total	$1,021,352,900	$—

Other financial instruments include futures, written options, TBA sale commitments, swaps and forward contracts which are valued at the unrealized appreciation/(depreciation) on the instrument.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 2/28/09 (Unaudited)

ASSETS

Investment in securities, at value, including of securities on loan (Note 1):
Unaffiliated issuers (identified cost $1,036,581,901)	$1,021,352,900

Foreign currency (cost $976,505) (Note 1)	976,507

Dividends, interest and other receivables	3,216,434

Receivable for shares of the fund sold	203,683

Receivable for securities sold	423,025

Total assets	1,026,172,549

LIABILITIES

Payable for shares of the fund repurchased	2,732,993

Payable for compensation of Manager (Note 2)	1,787,722

Payable for investor servicing fees (Note 2)	848,145

Payable for custodian fees (Note 2)	9,220

Payable for Trustee compensation and expenses (Note 2)	274,967

Payable for administrative services (Note 2)	7,434

Payable for distribution fees (Note 2)	495,464

Other accrued expenses	281,876

Total liabilities	6,437,821

Net assets	$1,019,734,728

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,062,645,827

Distributions in excess of net investment income (Note 1)	(23,456,163)

Accumulated net realized loss on investments and foreign
currency transactions (Note 1)	(4,118,336)

Net unrealized depreciation of investments and assets and
liabilities in foreign currencies	(15,336,600)

Total — Representing net assets applicable to capital shares outstanding	$1,019,734,728

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($898,193,938 divided by 26,282,517 shares)	$34.17

Offering price per class A share (100/94.25 of $34.17)*	$36.25

Net asset value and offering price per class B share ($78,421,451 divided by 2,713,234 shares)**	$28.90

Net asset value and offering price per class C share ($18,165,506 divided by 579,035 shares)**	$31.37

Net asset value and redemption price per class M share ($10,607,653 divided by 337,159 shares)	$31.46

Offering price per class M share (100/96.50 of $31.46)*	$32.60

Net asset value, offering price and redemption price per class R share
($1,173,561 divided by 35,022 shares)	$33.51

Net asset value, offering price and redemption price per class Y share
($13,172,619 divided by 377,032 shares)	$34.94

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 2/28/09 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $251,206 (Note 1)	$8,755,948

Interest (including interest income of $268,827 from
investments in affiliated issuers) (Note 5)	991,771

Securities lending	229,509

Total investment income	9,977,228

EXPENSES

Compensation of Manager (Note 2)	3,863,821

Investor servicing fees (Note 2)	2,482,618

Custodian fees (Note 2)	8,876

Trustee compensation and expenses (Note 2)	39,206

Administrative services (Note 2)	21,035

Distribution fees — Class A (Note 2)	1,332,030

Distribution fees — Class B (Note 2)	524,956

Distribution fees — Class C (Note 2)	105,897

Distribution fees — Class M (Note 2)	48,303

Distribution fees — Class R (Note 2)	2,891

Other	269,692

Fees waived and reimbursed by Manager (Note 5)	(11,511)

Total expenses	8,687,814
Expense reduction (Note 2)	(26,775)

Net expenses	8,661,039

Net investment income	1,316,189

Net realized loss on investments (Notes 1 and 3)	(13,451,232)

Net realized gain on foreign currency transactions (Note 1)	10,206,388

Net unrealized depreciation of assets and liabilities in
foreign currencies during the period	(7,893,306)

Net unrealized depreciation of investments during the period	(413,087,138)

Net loss on investments	(424,225,288)

Net decrease in net assets resulting from operations	$(422,909,099)

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 2/28/09*	Year ended 8/31/08

Operations:
Net investment income (loss)	$1,316,189	$(1,441,973)

Net realized gain (loss) on investments and foreign
currency transactions	(3,244,844)	143,375,486

Net unrealized depreciation of investments and assets and
liabilities in foreign currencies	(420,980,444)	(109,615,109)

Net increase (decrease) in net assets resulting from operations	(422,909,099)	32,318,404

Distributions to shareholders: (Note 1)
From ordinary income
Net investment income

Class A	—	(7,601,882)

Class R	—	(4,032)

Class Y	—	(138,047)

Net realized short-term gain on investments

Class A	—	(16,239,496)

Class B	—	(2,832,186)

Class C	—	(340,053)

Class M	—	(229,568)

Class R	—	(11,935)

Class Y	—	(189,409)

From net realized long-term gain on investments
Class A	(123,673,748)	(141,597,882)

Class B	(14,043,275)	(24,694,831)

Class C	(2,652,217)	(2,965,040)

Class M	(1,598,924)	(2,001,683)

Class R	(144,381)	(104,063)

Class Y	(1,710,884)	(1,651,524)

Redemption fees (Note 1)	4,791	3,972

Increase (decrease) from capital share transactions (Note 4)	3,228,983	(195,770,302)

Total decrease in net assets	(563,498,754)	(364,049,557)

NET ASSETS

Beginning of period	1,583,233,482	1,947,283,039

End of period (including distributions in excess of net investment
income of $23,456,163 and $24,772,352, respectively)	$1,019,734,728	$1,583,233,482

* Unaudited

The accompanying notes are an integral part of these financial statements.

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Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio of net
			Net realized									of expenses	investment
	Net asset value,		and unrealized	Total from	From net	From net				Total return	Net assets,	to average	income (loss)
	beginning	Net investment	gain (loss) on	investment	investment	realized gain on	Total	Redemption	Net asset value,	at net asset	end of period	net assets	to average	Portfolio
Period ended	of period	income (loss) [a] ,d	investments	operations	income	investments	distributions	fees [h]	end of period	value (%) [b]	(in thousands)	(%) [c,d]	net assets (%) [d]	turnover (%)

Class A
February 28, 2009 **	$53.94	.06	(14.74)	(14.68)	—	(5.09)	(5.09)	—	$34.17	(27.60) *	$898,194	.66 *	.15 *	12.47 *
August 31, 2008	58.65	.01	1.61	1.62	(.29)	(6.04)	(6.33)	—	53.94	2.84	1,371,196	1.23	.02	18.62
August 31, 2007	63.67	.31 [e]	.78	1.09	(.24)	(5.87)	(6.11)	—	58.65	1.83	1,593,722	1.17	.51 [e]	12.01
August 31, 2006	64.87	.02 [f]	3.29	3.31	—	(4.51)	(4.51)	—	63.67	5.28 [f]	1,792,142	1.10 [f]	.04 [f]	16.99
August 31, 2005	57.80	.07 [g]	11.00	11.07	—	(4.00)	(4.00)	—	64.87	20.14 [g]	1,799,442	1.10	.12 [g]	30.55
August 31, 2004	53.97	.05	4.15	4.20	(.37)	—	(.37)	—	57.80	7.79	1,739,957	1.13	.09	49.91

Class B
February 28, 2009 **	$46.82	(.09)	(12.74)	(12.83)	—	(5.09)	(5.09)	—	$28.90	(27.86) *	$78,421	1.04 *	(.24) *	12.47 *
August 31, 2008	51.80	(.34)	1.40	1.06	—	(6.04)	(6.04)	—	46.82	2.06	149,621	1.98	(.74)	18.62
August 31, 2007	57.11	(.16) [e]	.72	.56	—	(5.87)	(5.87)	—	51.80	1.06	280,338	1.92	(.28) [e]	12.01
August 31, 2006	59.06	(.41) [f]	2.97	2.56	—	(4.51)	(4.51)	—	57.11	4.49 [f]	568,991	1.85 [f]	(.72) [f]	16.99
August 31, 2005	53.34	(.35) [g]	10.07	9.72	—	(4.00)	(4.00)	—	59.06	19.25 [g]	882,880	1.85	(.64) [g]	30.55
August 31, 2004	49.86	(.35)	3.83	3.48	—	—	—	—	53.34	6.98	1,042,683	1.88	(.66)	49.91

Class C
February 28, 2009 **	$50.24	(.08)	(13.70)	(13.78)	—	(5.09)	(5.09)	—	$31.37	(27.86) *	$18,166	1.04 *	(.22) *	12.47 *
August 31, 2008	55.15	(.36)	1.49	1.13	—	(6.04)	(6.04)	—	50.24	2.06	26,421	1.98	(.73)	18.62
August 31, 2007	60.42	(.14) [e]	.74	.60	—	(5.87)	(5.87)	—	55.15	1.07	31,829	1.92	(.24) [e]	12.01
August 31, 2006	62.22	(.43) [f]	3.14	2.71	—	(4.51)	(4.51)	—	60.42	4.50 [f]	39,632	1.85 [f]	(.71) [f]	16.99
August 31, 2005	56.00	(.37) [g]	10.59	10.22	—	(4.00)	(4.00)	—	62.22	19.22 [g]	45,699	1.85	(.64) [g]	30.55
August 31, 2004	52.34	(.37)	4.03	3.66	—	—	—	—	56.00	6.99	47,401	1.88	(.66)	49.91

Class M
February 28, 2009 **	$50.30	(.04)	(13.71)	(13.75)	—	(5.09)	(5.09)	—	$31.46	(27.76) *	$10,608	.91 *	(.10) *	12.47 *
August 31, 2008	55.08	(.24)	1.50	1.26	—	(6.04)	(6.04)	—	50.30	2.32	16,981	1.73	(.48)	18.62
August 31, 2007	60.21	— [e,h]	.74	.74	—	(5.87)	(5.87)	—	55.08	1.33	21,567	1.67	(.01) [e]	12.01
August 31, 2006	61.88	(.28) [f]	3.12	2.84	—	(4.51)	(4.51)	—	60.21	4.75 [f]	27,134	1.60 [f]	(.47) [f]	16.99
August 31, 2005	55.57	(.22) [g]	10.53	10.31	—	(4.00)	(4.00)	—	61.88	19.55 [g]	32,845	1.60	(.39) [g]	30.55
August 31, 2004	51.85	(.23)	3.99	3.76	(.04)	—	(.04)	—	55.57	7.25	35,491	1.63	(.41)	49.91

Class R
February 28, 2009 **	$53.08	.02	(14.50)	(14.48)	—	(5.09)	(5.09)	—	$33.51	(27.68) *	$1,174	.79 *	.06 *	12.47 *
August 31, 2008	57.87	(.12)	1.58	1.46	(.21)	(6.04)	(6.25)	—	53.08	2.57	1,254	1.48	(.24)	18.62
August 31, 2007	62.97	.16 [e]	.77	.93	(.16)	(5.87)	(6.03)	—	57.87	1.58	993	1.42	.27 [e]	12.01
August 31, 2006	64.36	(.12) [f]	3.24	3.12	—	(4.51)	(4.51)	—	62.97	5.02 [f]	733	1.35 [f]	(.19) [f]	16.99
August 31, 2005	57.51	— [g,h]	10.85	10.85	—	(4.00)	(4.00)	—	64.36	19.85 [g]	320	1.35	— [g,i]	30.55
August 31, 2004	53.89	(.06)	4.12	4.06	(.44)	—	(.44)	—	57.51	7.54	17	1.38	(.10)	49.91

Class Y
February 28, 2009 **	$54.93	.12	(15.02)	(14.90)	—	(5.09)	(5.09)	—	$34.94	(27.50) *	$13,173	.54 *	.28 *	12.47 *
August 31, 2008	59.63	.15	1.64	1.79	(.45)	(6.04)	(6.49)	—	54.93	3.10	17,761.98		.27	18.62
August 31, 2007	64.64	.44 [e]	.82	1.26	(.40)	(5.87)	(6.27)	—	59.63	2.09	18,835.92		.71 [e]	12.01
August 31, 2006	65.64	.18 [f]	3.33	3.51	—	(4.51)	(4.51)	—	64.64	5.54 [f]	25,591	.85 [f]	.28 [f]	16.99
August 31, 2005	58.30	.22 [g]	11.12	11.34	—	(4.00)	(4.00)	—	65.64	20.44 [g]	29,351.85		.37 [g]	30.55
August 31, 2004	54.45	.21	4.17	4.38	(.53)	—	(.53)	—	58.30	8.06	30,247.88		.35	49.91

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

32	33

Financial highlights (Continued)

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

d Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Notes 2 and 5):

Percentage of
average net assets

February 28, 2009	<0.01%

August 31, 2008	<0.01

August 31, 2007	<0.01

August 31, 2006	<0.01

August 31, 2005	<0.01

August 31, 2004	<0.01

e Reflects a special dividend received by the fund which amounted to the following amounts:

		Percentage of
	Per share	average net assets

Class A	$0.33	0.54%
Class B	0.29	0.53
Class C	0.31	0.54
Class M	0.31	0.53
Class R	0.32	0.53
Class Y	0.31	0.51

f Reflects a non-recurring accrual related to a reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to $0.01 per share and 0.02% of average net assets for the period ended August 31, 2006.

g Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices which amounted to the following amounts:

		Percentage of
	Per share	average net assets

Class A	$0.02	0.03%
Class B	0.02	0.03
Class C	0.02	0.03
Class M	0.02	0.03
Class R	0.02	0.04
Class Y	0.02	0.03

h Amount represents less than $0.01 per share.

i Amount represents less than 0.01% of average net assets.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 2/28/09 (Unaudited)

Note 1: Significant accounting policies

Putnam Global Health Care Fund (the“fund”), formerly Putnam Health Sciences Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The investment objective of the fund is to seek capital appreciation by investing primarily in the common stocks of companies worldwide in the health care industries that Putnam Investment Management, LLC (“Putnam Management”), the fund’s investment manager, a wholly-owned subsidiary of Putnam Investments, LLC, believes have favorable investment potential. The fund concentrates its investments in one sector which involves more risk than a fund that invests more broadly.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At February 28, 2009, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation which Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date.

Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

G) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (“Master Agreements”) with certain counterparties that govern over the counter derivative and foreign exchange contracts entered into from time to time.The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreement, collateral posted to the fund is held in a segregated account by the fund’s custodian; collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long and short term ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

H) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At February 28, 2009, the fund had no securities out on loan.

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the“Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (“FIN 48”). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending August 31, 2009, $16,931,587 of losses recognized during the period November 1, 2007 to August 31, 2008.

The aggregate identified cost on a tax basis is $1,051,910,586, resulting in gross unrealized appreciation and depreciation of $196,038,292 and $226,595,978, respectively, or net unrealized depreciation of $30,557,686.

J) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative
services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% on any excess over $21.5 billion of average net assets thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage/service arrangements that may reduce fund expenses. For the year ended February 28, 2009, Putnam Management did not waive any of its management fee from the fund.

Effective November 14, 2008, Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by theTrustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

Effective December 30, 2008, The Putnam Advisory Company, LLC (“PAC”), an affiliate of Putnam Management, is authorized by the Trustees to manage and provide investment recommendations with respect to a portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets managed and 0.10% of the average net assets of the portion of the fund’s assets for which PAC provides investment recommendations.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by theTrustees.

Custodial functions for the fund’s assets were provided by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Prior to December 31, 2008, these services were provided by Putnam Investor Services, a division of Putnam Fiduciary Trust Company (“PFTC”), which is an affiliate of Putnam Management. Putnam Investor Services, Inc. and Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. The amounts incurred for investor servicing agent functions provided by affiliates of Putnam Management during the six months ended February 28, 2009, are included in Investor servicing fees in the Statement of operations.

Under the custodian contract between the fund and State Street, the custodian bank has a lien on the securities of the fund to the extent permitted by the fund’s investment restrictions to cover any advances made by the custodian bank for the settlement of securities purchased by the fund. At February 28, 2009, the payable to the custodian bank represents the amount due for cash advanced for the settlement of securities purchased.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the six months ended February 28, 2009, the fund’s expenses were reduced by $10,594 under the expense offset arrangements and by $16,181 under the brokerage/ service arrangements.

Each independentTrustee of the fund receives an annual Trustee fee, of which $773, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services asTrustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the“Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included inTrustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to anyTrustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00% ,1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended February 28, 2009, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $29,881 and $400 from the sale of class A and class M shares, respectively, and received $41,611 and $1,106 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended February 28, 2009, Putnam Retail Management Limited Partnership, acting as underwriter, received $8 class A redemptions.

Note 3: Purchase and sales of securities

During the six months ended February 28, 2009, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $144,782,159 and $170,723,993, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At February 28, 2009, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 2/28/09		Year ended 8/31/08

Class A	Shares	Amount	Shares	Amount

Shares sold	1,194,065	$48,789,909	2,377,411	$126,188,459

Shares issued in connection with	3,046,815	108,466,608	2,703,631	144,887,581
reinvestment of distributions

	4,240,880	157,256,517	5,081,042	271,076,040

Shares repurchased	(3,379,175)	(138,477,593)	(6,835,444)	(359,446,335)

Net increase (decrease)	861,705	$18,778,924	(1,754,402)	$(88,370,295)

	Six months ended 2/28/09		Year ended 8/31/08

Class B	Shares	Amount	Shares	Amount

Shares sold	109,385	$3,908,914	188,080	$8,726,508

Shares issued in connection with	427,452	12,891,957	523,169	24,473,865
reinvestment of distributions

	536,837	16,800,871	711,249	33,200,373

Shares repurchased	(1,018,929)	(36,336,658)	(2,928,051)	(136,315,059)

Net decrease	(482,092)	$(19,535,787)	(2,216,802)	$(103,114,686)

	Six months ended 2/28/09		Year ended 8/31/08

Class C	Shares	Amount	Shares	Amount

Shares sold	48,271	$1,864,078	52,754	$2,631,363

Shares issued in connection with	66,616	2,180,997	54,893	2,755,624
reinvestment of distributions

	114,887	4,045,075	107,647	5,386,987

Shares repurchased	(61,705)	(2,330,160)	(158,934)	(7,864,742)

Net increase (decrease)	53,182	$1,714,915	(51,287)	$(2,477,755)

	Six months ended 2/28/09		Year ended 8/31/08

Class M	Shares	Amount	Shares	Amount

Shares sold	12,507	$460,320	9,004	$446,153

Shares issued in connection with	45,324	1,487,093	41,561	2,084,692
reinvestment of distributions

	57,831	1,947,413	50,565	2,530,845

Shares repurchased	(58,230)	(2,206,403)	(104,567)	(5,123,681)

Net decrease	(399)	$(258,990)	(54,002)	$(2,592,836)

	Six months ended 2/28/09		Year ended 8/31/08

Class R	Shares	Amount	Shares	Amount

Shares sold	14,222	$581,179	13,670	$715,629

Shares issued in connection with	3,817	133,312	2,055	108,589
reinvestment of distributions

	18,039	714,491	15,725	824,218

Shares repurchased	(6,635)	(277,123)	(9,259)	(477,170)

Net increase	11,404	$437,368	6,466	$347,048

	Six months ended 2/28/09		Year ended 8/31/08

Class Y	Shares	Amount	Shares	Amount

Shares sold	54,129	$2,327,914	42,777	$2,297,805

Shares issued in connection with	46,980	1,708,672	36,310	1,977,804
reinvestment of distributions

	101,109	4,036,586	79,087	4,275,609

Shares repurchased	(47,406)	(1,944,033)	(71,624)	(3,837,387)

Net increase	53,703	$2,092,553	7,463	$438,222

Note 5: Investment in Putnam Prime Money
Market Fund

The fund invested in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund were valued at its closing net asset value each business day. Management fees paid by the fund were reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended February 28, 2009, management fees paid were reduced by $11,511 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund were recorded as interest income in the Statement of operations and totaled $268,827 for the period ended February 28, 2009. During the period ended February 28, 2009, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $31,300,822 and $153,805,115, respectively.

On September 17, 2008, the Trustees of the Putnam Prime Money Market Fund voted to close that fund effective September 17, 2008. On September 24, 2008, the fund received shares of Federated Prime Obligations Fund, an unaffiliated management investment company registered under the Investment Company Act of 1940, in liquidation of its shares of Putnam Prime Money Market Fund.

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the “SEC”) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 7: New accounting pronouncement

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”) — an amendment of FASB Statement No. 133, was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about how and why an entity uses derivative instruments and how derivative instruments affect an entity’s financial position. Putnam Management is currently evaluating the impact the adoption of SFAS 161 will have on the fund’s financial statement disclosures.

Note 8: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the funds have unsettled or open transactions will default.

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth
Growth Opportunities Fund
International New Opportunities Fund*
New Opportunities Fund
Small Cap Growth Fund*
Vista Fund
Voyager Fund

Blend
Capital Opportunities Fund*
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund

Value
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund*
Mid Cap Value Fund
Small Cap Value Fund*

Income
American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*
High Yield Trust*
Income Fund
Money Market Fund†
U.S. Government Income Trust

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

† An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Tax-free income
AMT-Free Municipal Fund‡
Tax Exempt Income Fund
Tax Exempt Money Market Fund†
Tax-Free High Yield Fund

State tax-free income funds:

Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania

Absolute Return
Absolute Return 100 Fund
Absolute Return 300 Fund
Absolute Return 500 Fund
Absolute Return 700 Fund

Global Sector
Global Consumer Fund
Global Energy Fund
Global Financials Fund
Global Health Care Fund**
Global Industrials Fund
Global Natural Resources Fund
Global Technology Fund
Global Telecommunications Fund
Global Utilities Fund††

Asset allocation

Income Strategies Fund

Putnam Asset Allocation Funds — three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady®

Putnam RetirementReady Funds — 10 investment portfolios that offer diversification among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The 10 funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

‡ Prior to November 30, 2008, the fund was known as Putnam AMT-Free Insured Municipal Fund.

** Prior to January 2, 2009, the fund was known as Putnam Health Sciences Trust.

†† Prior to January 2, 2009, the fund was known as Putnam Utilities Growth and Income Fund.

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days, for certain funds).

Check your account balances and the most recent month-end performance in the Individual Investors section at www.putnam.com.

Putnam puts your interests first

Putnam has introduced a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. Visit the Individual Investors section at www.putnam.com for details.

Cost-cutting initiatives

Ongoing expenses will be limited Through June 30, 2009, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund’s industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Lower class B purchase limit To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be refused.)

Improved disclosure

Putnam fund prospectuses and shareholder reports have been revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, turnover comparisons, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts has also been enhanced to alert investors to potential cost savings.

Protecting investors’ interests

Short-term trading fee introduced To discourage short-term trading, which can interfere with a fund’s long-term strategy, a 1% short-term trading fee may be imposed on any Putnam fund shares (other than money market funds) redeemed or exchanged within 7 calendar days of purchase (for certain funds, this fee applies for 90 days).

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage 100 mutual funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Charles B. Curtis	Susan G. Malloy
Putnam Investment	Robert J. Darretta	Vice President and
Management, LLC	Myra R. Drucker	Assistant Treasurer
One Post Office Square	Charles E. Haldeman, Jr.
Boston, MA 02109	Paul L. Joskow	Beth S. Mazor
	Elizabeth T. Kennan	Vice President
Investment Sub-Manager	Kenneth R. Leibler
Putnam Investments Limited	Robert E. Patterson	James P. Pappas
57–59 St James’s Street	George Putnam, III	Vice President
London, England, SW1A 1LD	Robert L. Reynolds
	Richard B. Worley	Francis J. McNamara, III
Investment Sub-Advisor		Vice President and Chief
The Putnam Advisory	Officers	Legal Officer
Company LLC	Charles E. Haldeman, Jr.
One Post Office Square	President	Robert R. Leveille
Boston, MA 02109		Vice President and
	Charles E. Porter	Chief Compliance Officer
Marketing Services	Executive Vice President,
Putnam Retail Management	Principal Executive Officer,	Mark C. Trenchard
One Post Office Square	Associate Treasurer and	Vice President and
Boston, MA 02109	Compliance Liaison	BSA Compliance Officer

Custodian	Jonathan S. Horwitz	Judith Cohen
State Street Bank and	Senior Vice President	Vice President, Clerk and
Trust Company	and Treasurer	Assistant Treasurer

Legal Counsel	Steven D. Krichmar	Wanda M. McManus
Ropes & Gray LLP	Vice President and	Vice President, Senior Associate
	Principal Financial Officer	Treasurer and Assistant Clerk
Trustees
John A. Hill, Chairman	Janet C. Smith	Nancy E. Florek
Jameson A. Baxter,	Vice President, Principal	Vice President, Assistant Clerk,
Vice Chairman	Accounting Officer and	Assistant Treasurer and
Ravi Akhoury	Assistant Treasurer	Proxy Manager

This report is for the information of shareholders of Putnam Global Health Care Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Forwarding service requested

SA008 255824 4/09

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Global Health Care Fund

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: April 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: April 29, 2009

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: April 29, 2009